MASSMUTUAL PREMIER FUNDS
MassMutual Premier Short-Duration Bond Fund
Supplement dated October 30, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective November 1, 2020, the following information replaces similar information found under the heading Average Annual Total Returns in the section titled Investments, Risks, and Performance (on page 11 of the Prospectus):
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	4.49%	2.46%	2.66%
	Return After Taxes on Distributions	3.11%	1.23%	1.56%
	Return After Taxes on Distributions and sales of Fund Shares	2.66%	1.34%	1.61%
Class I	Return Before Taxes	4.61%	2.55%	2.77%
Service Class	Return Before Taxes	4.36%	2.34%	2.57%
Administrative Class	Return Before Taxes	4.31%	2.23%	2.48%
Class A	Return Before Taxes	1.39%	1.47%	1.97%
Class R4	Return Before Taxes	4.13%	2.11%	2.30%
Class R3	Return Before Taxes	3.89%	1.80%	2.00%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses, or taxes)(1)		4.04%	1.69%	1.56%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses, or taxes)		3.59%	1.40%	1.25%

(1)
Going forward, the Fund’s performance benchmark index will be the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index rather than the Bloomberg Barclays U.S. 1-3 Year Government Bond Index because the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index more closely represents the Fund’s investment strategy.

Effective November 1, 2020, the following information supplements similar information found under the heading Index Descriptions (on page 132 of the Prospectus):

The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclays flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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B3000M-20-05
SDB-20-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Balanced Fund
MassMutual Premier Main Street Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier Strategic Emerging Markets Fund
Supplement dated October 30, 2020 to the
Statement of Additional Information dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces the information for Invesco Advisers, Inc. found under the heading Compensation in the section titled Appendix C—Additional Portfolio Manager Information on pages B-135 and B-136:
Compensation:
The discussion below describes the portfolio managers’ compensation as of July 31, 2020.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco or ICM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period1
Invesco2	One-, Three- and Five-year performance against fund peer group
ICM2,3	Not applicable
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

Portfolio Managers for ICM base their bonus on Invesco results as well as overall performance of ICM.

With respect to ICM, there is no policy regarding, or agreement with, the portfolio managers or any other senior executive of ICM to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio managers.
Deferred/Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
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SAI B3000M-20-04